United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

April 9, 2020

Date of Report (Date of earliest event reported)

Tottenham Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38614	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit B, 11F On Hing Building 1-9 On Hing Terrance Central, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: +852 3998 4852

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]       Written communications pursuant to Rule 425 under the Securities Act

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $.0001 per share, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	TOTAU	NASDAQ Capital Market
Ordinary Shares	TOTA	NASDAQ Capital Market
Warrants	TOTAW	NASDAQ Capital Market
Rights	TOTAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Tottenham Acquisition I Limited (the “Company” or “Tottenham”) held its annual meeting of shareholders on April 9, 2020 (the “Annual Meeting”). On March 6, 2019, the record date for the Annual Meeting, there were 5,965,000 shares of Tottenham common stock entitled to be voted at the Annual Meeting, 92.08% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Tottenham’s shareholders at the Annual Meeting are as follows:

1.                  Election of Directors

Shareholders elected all of the five nominees for director to serve until the next annual meeting of shareholders. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Jason Ma	4,841,055	5,775	645,746
Felix Wong	4,841,055	5,775	645,746
Satoshi Tominaga	4,841,055	5,775	645,746
Albert Lyu	4,841,055	5,775	645,746
Estela Kuo	4,841,055	5,775	645,746

2.                  Ratification of Independent Registered Public Accounting Firm

Shareholders ratified the reappointment of Friedman LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,492,576	0	0	0

3.                  Adjournment of the meeting to April 23, 2020

The chairman of the meeting asked the Company’s shareholders to approve an adjournment of the Annual Meeting until April 23, 2020. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,492,576	0	0	0

At the continuation of the Meeting on April 23, 2020, the Company intends to present the two additional proposals that were included in the original Definitive Proxy Statement filed by the Company with the SEC on March 17, 2020 (“Original Proxy Statement”). They are

•	the proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) two times for an additional three months each time from May 6, 2020 to November 6, 2020 (the termination date as so extended, the “Extended Termination Date”); and

•	the proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of August 1, 2018, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to allow the Company to extend the time to complete a business combination two times for an additional three months.

Item 7.01 Regulation FD Disclosure

The Chairman determined, in his discretion, to present an adjournment proposal to the Annual Meeting with respect to the Charter Amendment proposal and the Trust Amendment proposal until April 23, 2020, at 10:00 a.m. Hong Kong Time. The resumed meeting can be attended using the same access information that was used initially for the Annual Meeting, the details of which are set forth in the Original Proxy Statement.

Voting has been closed on the election of directors and each of the other proposals before the Annual Meeting other than the Charter Amendment proposal and Trust Amendment proposal, and the results of the votes taken at Annual Meeting on those closed matters is set forth above in Item 5.07.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2020

TOTTENHAM ACQUISITION I LIMITED

By: /s/Jason Ma
Name: Jason Ma
Title: Chief Executive Officer

3